Exhibit 10.8

350 Madison Avenue

New York, NY

United States of America

T : : 212-849-3900

F : 212-389-8880

www.canaccordgenuity.com

CONFIDENTIAL

December 30, 2014

Harmony Merger Corp.

777 Third Avenue, 37th Floor
New York, NY 10017

Attention:	Eric S. Rosenfeld Chairman & CEO

Dear Mr. Rosenfeld:

This letter agreement (the “Agreement”) will confirm our understanding of the terms and conditions under which Canaccord Genuity Inc. (“Canaccord Genuity”) will provide Harmony Merger Corp. (together with its subsidiaries and affiliates, the “Company”) with certain financial advisory services in connection with a preliminary review of potential merger and acquisition opportunities, or other services as reasonably requested by the Company and mutually agreeable by Canaccord Genuity. In consideration of such services for a period of up to 18 months starting the date of its initial public offering (the “IPO”), the Company desires to pay Canaccord Genuity a fee for such services of $175,000, which amount shall be payable in cash on the closing date of its IPO.

Cannaccord Genuity understands that the Company will establish a trust account for the benefit of its public stockholders and that, except for the interest earned on the amounts held in such trust account, the Company may disburse monies from the trust account only: (i) to the public stockholders in the event they elect to convert their shares, (ii) to the public stockholders upon the liquidation of the trust account if the Company fails to consummate a business combination within the required time period or (iii) to the Company after, or concurrently with, the consummation of a business combination. For and in consideration of the Company agreeing to engage Canaccord Genuity hereunder, Cannacord Genuity hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the trust account (each, a “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any services provided to the Company and will not seek recourse against the trust account for any reason whatsoever. This provision shall survive the termination of this Agreement for any reason.

Subject to the immediately preceding paragraph and in consideration of and as a condition precedent to Canaccord Genuity providing the services set forth in this letter, the Company agrees to the indemnification provisions and other matters set forth in Annex A, which is incorporated by reference into this Agreement.

Nothing in this agreement shall obligate the Company to retain Canaccord Genuity for any other services after the date hereof, nor shall Canaccord Genuity be obligated to provide any such services. Any future services shall be the subject of a separate agreement between the parties in a form satisfactory to each in its sole discretion.

350 Madison Avenue

New York, NY

United States of America

T : : 212-849-3900

F : 212-389-8880

www.canaccordgenuity.com

If you are in agreement with the foregoing, please sign where indicated below and return to the undersigned.

Sincerely,

CANACCORD GENUITY INC.

By:	/s/ Henry P. Williams
Henry P. Williams
Managing Director

ACCEPTED AND AGREED:

Harmony Merger Corp.

By:	/s/ Eric S. Rosenfeld
Eric S. Rosenfeld
Chairman & CEO

350 Madison Avenue

New York, NY

United States of America

T : : 212-849-3900

F : 212-389-8880

www.canaccordgenuity.com

ANNEX A

Subject to the second paragraph of the letter agreement of which this Annex A is an attachment (the “Agreement”), in the event that Canaccord Genuity Inc. or any of its affiliates (“Canaccord Genuity”), the respective shareholders, directors, officers, agents or employees of Canaccord Genuity, or any other person controlling Canaccord Genuity (collectively, together with Canaccord Genuity, “Indemnified Persons”) becomes involved in any capacity in any action, claim, suit, investigation or proceeding, actual or threatened, brought by or against any person, including stockholders of Harmony Merger Corp. (the “Company”), in connection with or as a result of the engagement (the “engagement”) contemplated by the Agreement, the Company will reimburse such Indemnified Person for its legal and other expenses (including without limitation the costs and expenses incurred in connection with investigating, preparing for and responding to third party subpoenas or enforcing the engagement) incurred in connection therewith as such expenses are incurred; provided, however, that if it is finally determined by a court or arbitral tribunal in any such action, claim, suit, investigation or proceeding that any loss, claim damage or liability of Canaccord Genuity or any other Indemnified Person has resulted primarily and directly from the gross negligence or willful misconduct of Canaccord Genuity in performing the services that are the subject of the engagement, then Canaccord Genuity will repay such portion of reimbursed amounts that is attributable to expenses incurred in relation to the act or omission of Canaccord Genuity or any other Indemnified Person which is the subject of such determination. The Company will also indemnify and hold harmless each Indemnified Person from and against any losses, claims, damages or liabilities (including actions or proceedings in respect thereof) (collectively, “Losses”) related to or arising out of the engagement, except to the extent any such Losses are finally determined by a court or arbitral tribunal to have resulted primarily and directly from the willful misconduct or gross negligence of Canaccord Genuity in performing the services that are the subject of the engagement.

If such indemnification is for any reason not available or insufficient to hold an Indemnified Person harmless (except by reason of the gross negligence or willful misconduct of Canaccord Genuity), the Company and Canaccord Genuity shall contribute to the Losses involved in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Company, on the one hand, and by Canaccord Genuity, on the other hand, with respect to the engagement or, if such allocation is determined by a court or arbitral tribunal to be unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of the Company on the one hand and of Canaccord Genuity on the other hand; provided, however, that in no event shall the amounts to be contributed by Canaccord Genuity exceed the fees actually received by Canaccord Genuity in the engagement. Relative benefits to the Company, on the one hand, and Canaccord Genuity, on the other hand, shall be deemed to be in the same proportion as (i) the total value paid or proposed to be paid or received or proposed to be received by the Company or its security holders, as the case may be, pursuant to the transaction(s), whether or not consummated, contemplated by the engagement, bears to (ii) all fees actually received by Canaccord Genuity in the engagement.

The Company also agrees that neither Canaccord Genuity nor any other Indemnified Person shall have any liability to the Company or any person asserting claims on behalf or in right of the Company in connection with or as a result of the engagement or any matter referred to in the engagement, except to the extent that any Losses incurred by the Company are finally determined by a court or arbitral tribunal to have resulted primarily and directly from the willful misconduct or gross negligence of Canaccord Genuity in performing the services that are the subject of the engagement. In no event shall Canaccord Genuity or any other Indemnified Person be responsible for any indirect, special or consequential damages, even if advised of the possibility thereof.

350 Madison Avenue

New York, NY

United States of America

T : : 212-849-3900

F : 212-389-8880

www.canaccordgenuity.com

The Company’s obligations hereunder shall be in addition to any rights that any Indemnified Person may have at common law or otherwise. The letter to which this Annex A is attached, including this Annex A, and any other agreements relating to the engagement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein and, in connection therewith, the parties hereto consent to the exclusive jurisdiction of the state and federal courts of the State of New York. CANACCORD GENUITY HEREBY AGREES, AND THE COMPANY HEREBY AGREES ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SECURITY HOLDERS, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF THE ENGAGEMENT OR CANACCORD GENUITY’S PERFORMANCE OF SERVICES THAT ARE THE SUBJECT THEREOF.

The provisions of this Annex A shall apply to the engagement (including related activities prior to the date hereof) and any modification thereof and shall remain in full force and effect regardless of the completion or termination of the engagement. If any term, provision, covenant or restriction herein is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated.